FIRST CLOVER LEAF BANK

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT
WITH WILLIAM D. BARLOW

WHEREAS, First Clover Leaf Bank (the “Bank”) entered into an employment agreement (the “Agreement”) with William D. Barlow (the “Executive”), effective August 19, 2011; and

WHEREAS, the title of the Executive has been changed from “Senior Vice President and Senior Commercial Lender” to “Executive Vice President and Chief Lending Officer,” effective September 24, 2013, and

WHEREAS, Section 12 of the Agreement provides that the Agreement may be modified by an instrument in writing signed by the parties.

NOW THEREFORE, the Agreement is hereby amended as follows:

1.           The first sentence of Section 1 of the Agreement is hereby amended to read as follows:

“Effective September 24, 2013, the Executive shall serve as the Executive Vice President and Chief Lending Officer.”

2.           Section 3(a) of the Agreement is hereby amended to add the following at the end thereof:

“Effective as of January 1, 2013, the Executive’s Base Salary is $198,640.

3.           The remainder of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Bank has adopted this Amendment, on the date set forth below.

FIRST CLOVER LEAF BANK

September 24, 2013                                                                           By/s/ Gerry Schuetzenhofer
Date                                                                                                        Gerry Schuetzenhofer
 Chairman of the Board

EXECUTIVE

September 24, 2013                                                                           /s/ William D. Barlow
Date                                                                                                   William D. Barlow